                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


            Date of Report (Date of earliest event reported)  May 14, 1996





                          AMERICAN ENTERTAINMENT GROUP, INC.
                (Exact Name of Registrant as Specified in its Charter)





        COLORADO                    0-22174               83-0277375
    (State or Other               (Commission            IRS Employer
    Jurisdiction of               File Number)        Identification No.)
    Incorporation
    or Organization)





                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                 (Registrant's telephone number, including area code)

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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.  Changes in Control of Registrant.
         Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         Not Applicable

Item 3.  Bankruptcy or Receivership.
         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         Not Applicable

Item 5.  Other Events

         As of May 8, 1996, the Registrant has entered into a joint venture with VIP Cellular Services, Inc., a private company affiliated with VIP Phone Club, Inc. , a private Delaware corporation for whom the Registrant has previously arranged accounts receivable financing. The purpose of this joint venture is to develop debit cellular platforms in Canada. A debit cellular platform is a pre-paid cellular phone account aimed at customers who, for whatever reason, cannot get a conventional cellular telephone account. In furtherance of the joint venture, the Registrant has established a Canadian subsidiary, AETG Interconnect, Inc., to make application with the appropriate Canadian authorities to operate the joint venture.

Item 6.  Resignation of Registrant's Directors.
         Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable

Item 8.  Change in Fiscal Year.
         Not Applicable

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        AMERICAN ENTERTAINMENT GROUP, INC.





                         By: /s/ Joel Wagman
                             ---------------------------------
                             Joel Wagman
                             Chairman



Dated: May 14, 1996